                                 LIMITED WAIVER

          THIS LIMITED WAIVER (this "Waiver"), dated as of July 5, 1994, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. (the "Borrower"), the Senior Lenders referred to therein and Bank of America National Trust and Savings Association (as successor in interest to Security Pacific National Bank) as agent (in such capacity, the "Agent") for the Senior Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein.

                                    RECITALS

          WHEREAS, the Borrower's trade creditors have expressed concern over the expiration by no later than July 15, 1994 of the Limited Waiver dated as of June 10, 1994 among the Borrower and the Requisite Senior Lenders; and

          WHEREAS, it is of material significance to the Borrower and the Senior Lenders and other Holders of Secured Obligations that the Borrower's trade creditors continue to provide credit to the Borrower on terms no less favorable to the Borrower than those in effect as of June 30, 1994;

          NOW, THEREFORE, in consideration of the foregoing premises (all of which are incorporated herein as a part of this Waiver) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Agent and the Senior Lenders agree as follows:

          1. Limited Waiver. Subject to the terms and conditions set forth herein, the Requisite Senior Lenders hereby agree to waive:

                 (a) The provisions of Section 2.02(a)(v) of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Revolver Cleandown requirement set forth therein for the Fiscal Year ending in 1994 ("Fiscal Year 1994");

                 (b) The provisions of Section 9.01 of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Minimum Net Worth amount set forth therein for the first, second and third quarters of Fiscal Year 1994;

                 (c) The provisions of Section 9.03 of the Credit Agreement in respect (and solely in respect) of the

    Borrower's failure to comply with the Fixed Charge Coverage Ratio set forth therein for the first, second and third quarters of Fiscal Year 1994;

                 (d) The provisions of Section 9.04 of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Interest Coverage Ratio set forth therein for the first, second and third quarters of Fiscal Year 1994; and

                 (e) The provisions of Section 10.01(e) of the Credit Agreement in respect (and solely in respect) of (i) the Borrower's default (as of the last day of the third quarter of Fiscal Year 1994) under Section 4(e) of the Security Agreement dated as of July 15, 1993 (the "Heller Security Agreement") between the Borrower and Heller Financial, Inc. ("Heller") and
    (ii) the nonpayment of interest due on August 1, 1994 to holders of the New Senior Notes and the Junior Subordinated Debentures and the nonpayment of interest due on August 2, 1994 to holders of the Senior Notes (together with the New Senior Notes and the Junior Subordinated Debentures, the "Public Debt").

Among other things, the effect of this Waiver is to extend, on the terms and conditions set forth herein, the Limited Waivers dated as of December 15, 1993, March 11, 1994 and June 10, 1994, respectively, among the Borrower, the Agent and the Requisite Senior Lenders for the period from the Effective Date to the Termination Date (in each case, as defined herein). In addition to the foregoing, and for the duration of this Waiver, none of the Senior Lenders shall be obligated to make a Fixed Rate Loan.

          2. Waiver Fee. The Borrower shall pay to the Agent (for the benefit of the Senior Lenders in accordance with their respective Pro Rata Shares) a waiver fee of $317,500 in cash in same day funds on the earliest of
(a) December 30, 1994, (b) the date on which an exchange offer for (or an amendment to, or modification of, the terms of) any of the Public Debt is consummated and (c) the effective date of a plan of reorganization.

          3.     Expenses. In addition to the costs and expenses payable under
Section 12.03(b) of the Credit Agreement, the Borrower agrees to pay or reimburse the Agent and the Senior Lenders (and any of their respective Affiliates), promptly upon receipt of demand therefor, for costs and expenses incurred or accrued in connection with the amendment, waiver, refinancing, restructuring, reorganization, enforcement or collection of any of the Obligations (including without limitation (a) appraisal fees, search fees and other out-of-pocket expenses incurred or accrued by the Agent, (b) the reasonable fees and expenses of any legal counsel, independent public accountants and other outside experts retained by or on behalf of the Agent and (c) reasonable travel expenses and allocated costs of internal legal counsel incurred or accrued by the Agent or any of the Senior Lenders).

          4. Effective Date. This Waiver shall become effective upon the date (the "Effective Date") on or before July 15, 1994 on which the Agent has received counterparts hereof signed by the Borrower, the Requisite Senior Lenders and the Agent.

          5. Termination Date. This Waiver shall expire and cease to be of any force or effect automatically (without any action by the Agent or any Senior Lender) at 5:00 p.m., Los Angeles time, on the date (the "Termination Date") which is the earlier of (a) September 30, 1994 and (b) the earliest date on which any of the conditions set forth below fails to be satisfied:

                 (i) No Event of Default or Potential Event of Default (including without limitation failure to pay costs and expenses upon demand in accordance with Section 12.03 of the Credit Agreement) shall have occurred (other than those expressly waived by this Waiver);

                 (ii) No event shall have occurred and be continuing (for at least two Business Days after notice thereof from Agent to the Borrower) which materially adversely affects the business, condition (financial or otherwise), properties or prospects of the Borrower and any Subsidiary of the Borrower, taken as a whole;

                 (iii) Heller shall not have exercised any remedies against the Borrower which are available to Heller by reason of a default under the Loan Documents (as defined in the Heller Security Agreement); and

                 (iv) None of the holders of any of the Public Debt nor any representative thereof (including without limitation a trustee under an indenture governing the terms thereof) shall have exercised any remedies available to any of them by reason of a default under the Senior Notes, the New Senior Notes or the Junior Subordinated Debentures or any of the indentures governing the terms thereof.

          6. Representations and Warranties. The Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to this
Waiver:

                 (a) The execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action;

                 (b) No Event of Default or Potential Event of Default (other than those expressly waived by this Waiver) has occurred or is continuing; and

                 (c) The representations and warranties of the Borrower contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

          7. Limitation on Waiver. This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to a similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

          8. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          9. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

         10.      Counterparts. This Amendment may be executed in




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
any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

          WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC., as
                                        Borrower



                                        By: /s/  R. P. Springer
                                            -----------------------------------
                                            Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as Agent



                                        By: /s/ Laura Knight
                                            -----------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as a Senior Lender



                                        By: /s/ Laura Ann Marshall
                                            -----------------------------------
                                            Title: Vice President


                                        WELLS FARGO BANK, N.A.



                                        By: /s/ Jeffrey P. Rose
                                            -----------------------------------
                                            Title: Vice President

                                        BARNETT BANK OF TAMPA (as successor in
                                        interest to First Florida Bank, N.A.),
                                        by BARNETT BANKS, INC., as
                                        attorney-in-fact for Barnett Bank of
                                        Tampa



                                        By:
                                            -----------------------------------
                                            Title:


                                        NATIONSBANK OF FLORIDA, N.A.



                                        By: /s/ Samuel P. McNeil
                                            -----------------------------------
                                            Title: Vice President





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